UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 20, 2007

(Date of earliest event reported)
PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
     On February 21, 2007, the Company issued a press release announcing the receipt of a refuse to file letter from the U.S. Food and Drug Administration relating to the Company’s new drug application for Xcytrin® (motexafin gadolinium) Injection for the treatment of non-small cell lung cancer patients with brain metastases. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits.
99.1	Press Release of Pharmacyclics, Inc., dated February 21, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 21, 2007

PHARMACYCLICS, INC.
By:	/s/ Leiv Lea
	Name:	Leiv Lea
	Title:	Vice President, Finance & Administration and CFO and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
99.1	Press Release of Pharmacyclics, Inc., dated February 21, 2007.